UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 17, 2023

MULLEN AUTOMOTIVE INC.

_____________________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	001-34887	86-3289406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1405 Pioneer Street, Brea, California 92821

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(714) 613-1900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	MULN	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

As Mullen Automotive Inc. (the “Company”) previously has disclosed, a putative stockholder class action was filed in the Delaware Court of Chancery (the “Court”), styled as Robbins v. Michery, et al., C.A. No. 2022-1131-LWW (the “Robbins Action”). On December 13, 2022, a second putative stockholder class action was filed in the Court of Chancery, styled as Foley v. Michery, et al., C.A. No. 2022-1147-LWW (the “Foley Action” and, together with the Robbins Action, the “Stockholder Actions”).  The plaintiffs in the Stockholder Actions (the “Plaintiffs”) filed complaints alleging, among other things, that the number of shares of Common Stock issued and outstanding as of the record date (the “Annual Meeting Record Date”) for the Annual Meeting of stockholders held on July 26, 2022 (the “2022 Annual Meeting”) was 477,510,822 and that, based on this eligible share total, a majority of shares of Common Stock, when considered separately as a class, did not vote in favor of the increase in authorized shares at the 2022 Annual Meeting, and therefore the amendment to the Company’s Second Amended and Restated Certificate of Incorporation, which was then filed with the Office of the Secretary of State of the State of Delaware on July 26, 2022 (the “2022 Amendment”), was invalid. The Plaintiffs sought to enjoin the December 23, 2022, special meeting of stockholders (the “Special Meeting”). On December 16, 2022, the Company filed revised proxy materials with the U.S. Securities and Exchange Commission (the “SEC”) to provide certain supplemental information about the Special Meeting. The Special Meeting was adjourned on December 23, 2022 and reconvened on January 19, 2023, and then partially adjourned on January 19, 2023 and reconvened on January 25, 2023, at which certain matters were approved as reported in the Company’s Form 8-Ks filed with the SEC on December 23, 2022, January 23, 2023 and January 31, 2023.

Moreover, as the Company previously disclosed in its Current Report on Form 8-K filed with the SEC on January 13, 2023, the Company filed a validation proceeding with the Court pursuant to Section 205 of the Delaware General Corporation Law (“Section 205”). Section 205 permits the Court, in its discretion, to ratify and validate potentially defective acts or failures of authorization.  The Company did not believe that the filing and effectiveness of the 2022 Certificate Amendment was either invalid or ineffective. However, to resolve any uncertainty, the Company pursued the validation proceeding. On January 25, 2023, the Court issued an order pursuant to Section 205 validating and declaring effective, as of the time each act was originally taken, the 2022 Amendment and shares of Common Stock and Preferred Stock, including securities exercisable for, convertible into or settleable in Common Stock, that were issued by the Company in reliance on the 2022 Amendment.

On February 3, 2023, the Court entered a stipulated order pursuant to which Plaintiffs voluntarily dismissed the Stockholder Actions with prejudice as to themselves only. The Court retained jurisdiction solely for the purpose of deciding any application of Plaintiffs’ counsel for an award of attorneys’ fees and expenses. On March 3, 2023, Plaintiffs’ counsel filed their motion for an award of attorneys’ fee and expenses for benefits they contend were conferred on the Company and its stockholders in connection with the Stockholder Actions (the “Fee Application”), seeking an award of attorneys’ fee and expenses in the amount of $3 million. The Company and the defendants in the Stockholder Actions oppose such relief, and will file any brief in opposition to the Fee Application on or before April 11, 2023. Plaintiffs shall file a reply brief in further support of any Fee Application on or before May 12, 2023. The Court has scheduled a hearing to consider the Fee Application at 11:00 a.m. EDT on May 25, 2023 before the Honorable Lori W. Will, Vice Chancellor, in person at the Court of Chancery of the State of Delaware, Leonard L. Williams Justice Center, located at 500 North King Street Wilmington, DE 19801 (the “Hearing”).

Any current Company stockholder may object to the Fee Application (“Objector”); provided, however, that no Objector shall be heard or entitled to object unless, on or before May 4, 2023, such person: (1) files his, her, or its written objection, together with copies of all other papers and briefs supporting the objection, with the Register in Chancery at the address set forth below; (2) serves such papers (electronically by File & ServeXpress, by hand, by first-class U.S. mail, or by express service) on Plaintiffs’ counsel and Defendants’ counsel at the addresses set forth below; and (3) emails a copy of the written objection to MarkL@blbglaw.com, ckupka@fksfirm.com, DTeklits@morrisnichols.com, and BMiller@KSLAW.com.

Register in Chancery
Register in Chancery Court of Chancery of the State of Delaware New Castle County Leonard L. Williams Justice Center 500 North King Street Wilmington, Delaware 19801
Plaintiffs’ Counsel
Mark Lebovitch BERNSTEIN LITOWITZ BERGER & GROSSMANN LLP 1251 Avenue of the Americas 44th Floor New York, New York 10020	Christopher J. Kupka FIELDS KUPKA & SHUKUROV LLP 1441 Broadway 6th Floor #6161 New York, New York 10018
Defendants’ Counsel
David J. Teklits MORRIS, NICHOLS, ARSHT & TUNNELL LLP 1201 N. Market Street Wilmington, DE 19801	Brian P. Miller KING & SPALDING LLP 200 South Biscayne Boulevard Suite 4700 Miami, FL 33131

Any objections must: (i) identify the case name and civil action number, “In re Mullen Automotive, Inc., Stockholder Litigation, C.A. No. 2022-1131-LWW”; (ii) state the name, address, and telephone number of the Objector and, if represented by counsel, the name, address, and telephone number of the Objector’s counsel; (iii) be signed by the Objector; (iv) contain a specific, written statement of the objection(s) and the specific reason(s) for the objection(s), including any legal and evidentiary support the Objector wishes to bring to the Court’s attention, and if the Objector has indicated that he, she, or it intends to appear at the Hearing, the identity of any witnesses the Objector may call to testify and any exhibits the Objector intends to introduce into evidence at the hearing; and (v) include documentation sufficient to prove that the Objector is a current Company stockholder. Documentation establishing that an Objector is a current Company stockholder must consist of copies of monthly brokerage account statements, a screen shot of an official brokerage account, or an authorized statement from the Objector’s broker containing the transactional and holding information found in an account statement. Plaintiffs’ counsel may request that the Objector submit additional information or documentation sufficient to prove that the Objector is a current Company stockholder.

An Objector may file a written objection without having to appear at the Hearing. An Objector may not, however, appear at the Hearing to present his, her, or its objection unless the Objector first files and serves a written objection in accordance with the procedures described above, unless the Court orders otherwise.

If an Objector wishes to be heard orally at the Hearing in opposition to the approval of the Fee Application (assuming the Objector timely files and serves a written objection as described above), the Objector must also file a written notice of his, her, or its intention to appear with the Register in Chancery and serve it on Plaintiffs’ counsel and on Defendants’ counsel at the mailing and email addresses set forth above so that the notice is received on or before May 4, 2023. Persons who intend to object and desire to present evidence at the Hearing must include in their written objection or notice of appearance the identity of any witnesses they may call to testify and exhibits they intend to introduce into evidence at the hearing. Such persons may be heard orally at the discretion of the Court.

Objectors are not required to hire an attorney to represent them in making written objections or in appearing at the Hearing. However, if an Objector decides to hire an attorney, it will be at the Objector’s own expense, and that attorney must file a notice of appearance with the Court and serve it on Plaintiffs’ counsel and Defendants’ counsel at the mailing and email addresses set forth above so that the notice is received on or before May 4, 2023.

The Hearing may be adjourned by the Court without further written notice to Company stockholders. If an Objector intends to attend the Hearing, the Objector should confirm the date and time with Plaintiffs’ counsel.

Unless the Court orders otherwise, any Company stockholder who does not object in the manner described above will be deemed to have waived any objection (including the right to appeal) and shall be forever foreclosed from making any objection to the Fee Application.

Company stockholders who do not wish to object do not need to appear at the Hearing or take any other action.

The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

MULLEN AUTOMOTIVE INC.

Date: March 20, 2023	By:	/s/ David Michery
David Michery
Chief Executive Officer